MAY 6, 2021 First Quarter 2021 Earnings Call

Safe Harbor Statement 2 FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2020, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; the ongoing impact of the COVID-19 pandemic, and the actions taken by federal and state governmental authorities and GSEs in response, on the U.S. economy, financial markets and our target assets; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our decision to terminate our management agreement with PRCM Advisers LLC and the ongoing litigation with PRCM Advisers related to such termination; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Hedge Benefits of MSR Result in Stable Performance During Volatile Quarter Executive Overview 3 (1) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. (2) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. Quarterly Summary • Reported book value of $7.29 per common share, representing a (2.2)% quarterly return on book value(1) • Generated Comprehensive Loss of $(48.5) million, representing an annualized return on average common equity of (9.3)% • Reported Core Earnings of $45.8 million, or $0.17 per weighted average basic common share(2) • Declared a first quarter common stock dividend of $0.17 per share • Continued strength in mortgage servicing rights (MSR) flow-sale program; settled $21.3 billion unpaid principal balance (UPB) of MSR ◦ Closed on an additional $1.1 billion of UPB of MSR and executed term sheets on an additional $7.2 billion UPB of MSR through bulk purchases • Executed on actions to optimize liability and capital structure ◦ Issued $287.5 million principal amount of 5-year convertible senior notes due 2026 ◦ Repurchased and retired $143.7 million principal amount of convertible senior notes due 2022 ◦ Completed the redemption of $75 million Series D and $200 million Series E preferred shares • Expanded funding capacity with the closing of a $300 million MSR asset financing facility, of which $225 million is committed Post-Quarter End Update • Executed term sheets on $6.1 billion UPB of MSR through bulk purchases

# Special Topic: First Quarter Key Market Highlights

## EXPECTATIONS FOR A FAST AND ROBUST RECOVERY LED TO SHARPLY HIGHER RATES AND VOLATILITY

- Combination of a rapid vaccine rollout, the steep drop in COVID cases, fiscal stimulus and supportive monetary policy helped drive long-term interest rates higher
- Normalization of Primary-Secondary spread implies a greater likelihood that higher long-term rates will translate into higher mortgage rates
- With mortgage rates higher, the number of refinanceable mortgages have declined and will lead to lower prepayment speeds
- Despite higher rates, RMBS spreads compressed further to historical tights due to strong demand from the Federal Reserve and large banks

### FEWER REFINANCEABLE MORTGAGES (1)



Mortgage Rate: 2.67% (Dec-31-2020)
Mortgage Rate: 3.17% (Mar-25-2021)
Loan Count
Cumulative Loan Count
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2.000
2.375
2.500
2.625
2.750
2.875
3.000
3.125
3.250
3.375
3.500
3.625
3.750
3.875
4.000
4.125
4.250
4.375
4.500
4.625
4.750
4.875
5.000
5.125
5.250
5.375
5.500
5.625
5.750
5.875
% MORTGAGE LOANS BY COUPON
Total Mortgage Loans (LHS)
Cumulative Loan Count (RHS)

### PRIMARY-SECONDARY SPREAD NORMALIZED(2)



Basis Points (bps)
180
160
140
120
100
80
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20

### SPREADS TIGHTENED TO HISTORICAL LOWS(3)



10 Year Average
Basis Points (bps)
100
80
60
40
20
0
-20
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20

(1) Total mortgage loan data from Fannie Mae Loan Level Disclosure data as of March 2021. Mortgage rate data from Freddie Mac Primary Mortgage Market Survey.
(2) Freddie Mac Primary Mortgage Market Survey.
(3) JPM MAX Conventional 30 Yr OAS.

4

Book Value Summary (Dollars in millions, except per share data) Q1-2021 Book Value Q1-2021 Book Value per share Beginning common stockholders’ equity $ 2,087.7 $ 7.63 GAAP Net Income: Core Earnings, net of tax(1) 63.0 Dividend declaration - preferred (17.2) Core Earnings attributable to common stockholders, net of tax(1) 45.8 Realized and unrealized gains and losses, net of tax 177.1 Other comprehensive loss, net of tax (271.4) Common stock dividends declared (46.6) Other 1.7 Issuance of common stock, net of offering costs 0.1 Ending common stockholders’ equity $ 1,994.4 $ 7.29 Total preferred stock liquidation preference 726.3 Ending total equity $ 2,720.7 5 (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. (2) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. • Book value of $7.29 per common share, resulting in a (2.2)% total economic return on book value(2) • Book value decline reflects: ◦ Flat portfolio performance net of core operating expenses, with increase in MSR valuation offsetting impact of lower RMBS prices ◦ Higher tax provision driven by MSR mark-to- market in taxable REIT subsidiary ◦ One-time convertible debt repurchase premium • Generated Comprehensive Income of $(48.5) million, representing an annualized return on average common equity of (9.3)%

# Core Earnings Review[1]

| ($ in millions, except per share data) | Q4-2020 | Q1-2021 | Variance ($) |
|---|---|---|---|
| Interest income | $ 72.5 | $ 56.1 | $ (16.4) |
| Interest expense | 22.6 | 22.7 | 0.1 |
| Net interest income | 49.9 | 33.4 | (16.5) |
| Servicing income, net of amortization on MSR | 41.1 | 43.8 | 2.7 |
| Gain on swaps and swaptions | 2.0 | 1.7 | (0.3) |
| Gain on other derivatives | 43.5 | 18.9 | (24.6) |
| Other | 0.1 | 0.1 | — |
| Total other income | 86.7 | 64.5 | (22.2) |
| Expenses | 37.3 | 36.2 | (1.1) |
| Provision for income taxes | (1.7) | (1.3) | 0.4 |
| **Core Earnings[1]** | **$ 101.0** | **$ 63.0** | **$ (38.0)** |
| Dividends on preferred stock | 19.0 | 17.2 | (1.8) |
| **Core Earnings attributable to common stockholders[1]** | **$ 82.0** | **$ 45.8** | **$ (36.2)** |
| | | | |
| **Basic weighted average Core EPS** | **$ 0.30** | **$ 0.17** | |
| **Core Earnings annualized return on average common equity** | **15.9 %** | **8.8 %** | |
| Operating expenses, excluding non-cash LTIP amortization and nonrecurring expenses, as a percentage of average equity | 1.9 % | 1.6 % | |

- First quarter Core Earnings results impacted by:
  - Lower interest income due to the reduction in average RMBS asset balances as a result of prepayments and asset sales
  - Modest increase in interest expense. Decline in repo expense was more than offset by higher expenses related to convertible debt and usage of revolving credit facilities to fund MSR
  - Lower gain on other derivatives due to lower TBA dollar roll income, reflecting reduced positions and roll specialness
  - Lower preferred stock dividends related to redemption of Series D and Series E preferred shares
- Realized portfolio net spread declined by 11 bps due to higher cost of funds
- Higher projected net spread at quarter-end reflects higher yields due to lower prepayment assumptions and greater proportion of MSR in the portfolio

| PORTFOLIO YIELD | Realized Q4-2020 | Realized Q1-2021 | As of Mar. 31, 2021[2] |
|---|---|---|---|
| Annualized portfolio yield[3] | 2.26 % | 2.25 % | 2.59 % |
| Annualized cost of funds[4] | 0.50 % | 0.60 % | 0.65 % |
| Annualized net spread for aggregate portfolio | 1.76 % | 1.65 % | 1.94 % |

(1) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.
(2) Represents yields on the portfolio held as of March 31, 2021 and projected over the remaining life of the investments. Assumes a static portfolio and, as a result, does not represent a projection of future yields due to excluding portfolio reinvestment.
(3) Includes interest income on RMBS and servicing income net of servicing expenses and amortization on MSR.
(4) Cost of funds includes interest spread income/expense associated with the portfolio's interest rate swaps and caps.

6

# Financing Profile

## BALANCE SHEET AS OF MARCH 31, 2021


Agency RMBS
$11.5 billion
MSR $2.1 billion
Cash & cash equivalents
$1.2 billion
Restricted cash
$0.8 billion
All other assets $0.4 billion
Agency Repo
$11.7 billion
MSR financing $0.8 billion
All other liabilities $0.4 billion
Convertible debt $0.4 billion
Preferred equity
$0.7 billion
Common equity
$2.0 billion

Total Assets: $16.0 billion

## CONSERVATIVE LEVERAGE FOR AGENCY + MSR STRATEGY

- Strong capital and liquidity position
- $1.2 billion of unrestricted cash
- Economic debt-to-equity of 6.4x at March 31, 2021, compared to 6.8x at December 31, 2020[1]
- Average economic debt-to-equity of 6.5x in the first quarter, compared to 7.5x in the fourth quarter[1]

## DIVERSE FINANCING PROFILE

### AGENCY RMBS

- Outstanding repurchase agreements of $11.7 billion with 19 counterparties
- Attractive funding available through repo markets: term structure is flat, rates are low

### MORTGAGE SERVICING RIGHTS

- $423 million of outstanding borrowings under bilateral MSR financing facilities
- $400 million of outstanding 5-year MSR term notes[2]
- $392 million of unused, committed MSR asset financing capacity, with $225 million committed capacity from the new facility closed in the first quarter
- $180 million of committed capacity for servicing advance receivables

(1) Defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA positions, divided by total equity.
(2) Excludes deferred debt issuance costs.

7

Quarterly Activity and Portfolio Composition 8 At March 31, 2021, $18.6 billion portfolio Includes $13.6 billion settled positions (1) For additional detail on the portfolio, see Appendix slides 21-22. (2) Represents bond equivalent value of TBA position. Bond equivalent value is defined as notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP. (3) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. PORTFOLIO COMPOSITION(1) PERFORMANCE COMMENTARY PORTFOLIO ACTIVITY • Return on book value of (2.2)%(3) • Continued to reduce leverage ◦ Spreads at the tightest levels in a decade driven by strong demand from the Federal Reserve and money center banks ◦ Volatility increased during the quarter as market rates reset higher • MSR valuations increased by over 30%, reflecting higher rates and a steeper yield curve $ in B ill io ns E conom ic D ebt-T o-E quity 22.4 24.4 21.8 18.6 17.7 16.6 14.7 11.5 3.4 6.5 5.5 5.0 1.3 1.3 1.6 2.1 7.4x 7.7x 6.8x 6.4x Agency Net TBA Position MSR Leverage 6/30/20 9/30/20 12/31/20 3/31/21 0 5 10 15 20 25 30 0.0x 2.0x 4.0x 6.0x 8.0x • Sold $2.1 billion of specified pool positions and opportunistically added $131 million of interest-only securities (IOs) • Continued to reduce TBA position. Net TBA position declined $460 million during the quarter • Settled $21.3 billion UPB of MSR through flow-sale arrangements and an additional $1.1 billion UPB through bulk purchases(2)

# Special Topic: Current Coupon Volatility-Adjusted Returns(1)

## COMBINATION OF LOWER CARRY AND HEIGHTENED VOLATILITY RESULTS IN UNATTRACTIVE VALUE PROPOSITION FOR TBA 2.0s AND 2.5s

### DURATION-HEDGED CARRY



7
6
5
4
3
2
1
0
Ticks per Month
TBA 2s
TBA 2.5s
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21

- DURATION-HEDGED CARRY: This chart shows how carry has evolved for TBA 2.0 and 2.5. 2.0's in particular have declined due to a decrease in roll specialness
- SPREAD VOLATILITY: Volatility has increased significantly, more than doubling during Q1 from quieter months in Q3/ Q4 2020
- Together, the combination of significantly higher risk and lower returns results in an unattractive value proposition. For example, volatility in one month in TBA 2.0's could offset 11 months of carry in that coupon

### MONTHLY REALIZED SPREAD VOLATILITY



30
25
20
15
10
5
0
Ticks per Month
TBA 2s
TBA 2.5s
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21

### MONTHS OF CARRY AT RISK



12
10
8
6
4
2
0
Months
TBA 2s
TBA 2.5s
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21

9

(1) Reported figures are based on the company's internal assessment of market prepayment rates, interest rates, leverage, mortgage prices and other factors.

# Specified Pools

## SPECIFIED POOL PERFORMANCE

- Current coupon TBA 2.0's and 2.5's were flat and higher coupon TBAs outperformed slightly
- Specified pools underperformed TBA on a relative basis in the 2.5 coupon and outperformed in 4.0 and 4.5 coupons
- Selectively reduced pools, as spreads tightened, through outright sales, in some cases retaining the IO
- Specified pool prepayment speeds in up-in-coupon securities increased
  - Expect slower speeds in the second quarter as a result of the recent increase in mortgage rates

## SPECIFIED POOL PORTFOLIO



Loan Balance(1)
62.7%
Other
2.8%
LTV(3)
0.6%
Geography(2)
33.9%

## QUARTERLY PERFORMANCE(4)



50
40
30
20
10
0
-10
-20
Ticks (32nds)
2.0
2.5
3.0
3.5
4.0
4.5
Coupon
TBAs
TWO Specified Pools

## SPECIFIED POOL PREPAYMENT SPEEDS(5)



70
60
50
40
30
20
10
0
CPR
2.0
2.5
3.0
3.5
4.0
4.5
Coupon
TBAs
TWO Specified Pools

(1) Securities collateralized by loans less than or equal to $200 thousand of initial principal balance.
(2) Securities collateralized by loans from certain geographic concentrations.
(3) Securities collateralized by loans with greater than or equal to 80% LTV.
(4) J.P. Morgan Beta MBS Pricing and Analytics Package, as of March 31, 2021.
(5) Three month prepayment speeds of delivered TBA contracts, average of J.P. Morgan, Credit Suisse, and Citi data.

10

# Mortgage Servicing Rights

## 1Q-2021 MSR PORTFOLIO ACTIVITY

- MSR fair value increased by over 30%, benefiting from higher rates and steeper curve
- Maintained portfolio UPB balance despite fast prepayment speeds
- Settled $21.3 billion UPB of MSR through flow-sale arrangements and $1.1 billion UPB through bulk purchases
- Forbearance rates continue to decline. At quarter-end:
  - 3.2% of our MSR portfolio by loan count was in forbearance compared to 3.5% in the prior quarter; 2.7% by loan count was in forbearance and not current versus 2.9% in the prior quarter
- Executed term sheets on an additional $13.3 billion of UPB of MSR through April

## FLOW PROGRAM LOCK ACTIVITY



UPB ($ in millions)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Jan-21
Feb-21
Mar-21
5.00
4.00
3.00
2.00
1.00
0.00
Pricing Multiple
UPB (left)
Multiple (right)

## MSR PORTFOLIO[1]

| | Dec. 31, 2020 | Mar. 31, 2021 |
|---|---|---|
| Fair value ($ millions) | $1,596 | $2,092 |
| Pricing Multiple | 3.2x | 4.2x |
| UPB ($ millions) | $185,687 | $187,069 |
| Gross weighted average coupon rate | 3.7% | 3.6% |
| Weighted average original FICO[2] | 756 | 757 |
| Weighted average original loan-to-value (LTV) | 74% | 73% |
| 60+ day delinquencies | 3.2% | 2.9% |
| Net servicing fee (basis points) | 26.8 | 26.6 |
| Weighted average loan age (months) | 32 | 30 |
| % Fannie Mae | 64% | 62% |

## MSR PREPAYMENT SPEEDS[3]



CPR
70
60
50
40
30
20
10
0
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Coupon
TBAs
TWO MSR

(1) Based on the loans underlying the MSR reported by subservicers on a month lag, adjusted for current month purchases.
(2) FICO represents a mortgage industry accepted credit score of a borrower.
(3) Three month prepayment speeds of delivered TBA contracts, average of J.P. Morgan, Credit Suisse, and Citi data.

11

• MSR and Agency IO RMBS have similar risks to a short pools/TBA position in 2.0 and 2.5 coupons • Portfolio long in 3.0 through 5.0 coupons, short current coupon • In a 25 basis point spread widening scenario, estimated book value decrease of (4.2)% Agency + MSR Advantage 12 Agency P&I RMBS/TBA MSR/Agency IO RMBS(2) Combined EFFECTIVE COUPON POSITIONING(1) BOOK VALUE EXPOSURE TO CHANGES IN SPREAD(3) PRESENCE OF MSR REDUCES MORTGAGE SPREAD RISK Agency P&I RMBS/TBA MSR/Agency IO RMBS(2) Combined December 31, 2020 Note: Sensitivity data as of March 31, 2021. The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. (1) The effective coupon positioning for MSR is an internally calculated exposure that represents the current coupon equivalents of our MSR assets. Data as of March 31, 2021. (2) Includes the effect of unsettled MSR. (3) Represents estimated change in common book value for theoretical parallel shifts in spreads.

Note: Sensitivity data as of March 31, 2021. The above scenarios are provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. (1) Represents estimated change in common book value for theoretical parallel shift in interest rates. (2) Represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10 year rates while holding near term rates constant. (3) Includes the effect of unsettled MSR. (4) Other includes all other derivative assets and liabilities and borrowings. Other excludes TBAs, which are included in the Agency P&I RMBS/TBA category. BOOK VALUE EXPOSURE TO CHANGES IN YIELD CURVE(2) Risk Positioning 13 BOOK VALUE EXPOSURE TO CHANGES IN RATES(1) AGENCY + MSR DELIVERS BOOK VALUE STABILITY Agency P&I RMBS/TBA MSR/Agency IO RMBS(3) CombinedOther(4) • Interest rate and curve exposure remains low and in line with historical positioning • MSR/IO position duration offsets RMBS/TBA duration • In a 25 basis point parallel shift up in rates, estimated book value decrease of (0.7)% • In a 25 basis point non-parallel shift up in the yield curve, estimated book value decrease of (0.6)%

Two Harbors Outlook 14 MARKET OUTLOOK P or tfo lio Expected Annualized Returns (%) RMBS (TBA) / MSR RMBS (Pools) / MSR RMBS (TBA) / Swaps RMBS (Pools) / Swaps 0 5 10 15 Source: Company’s indicative estimates based on portfolio assumptions and market conditions, for illustrative purposes only. • Estimate returns for Agency RMBS / swaps in mid-to-high single digits • Higher returns available, in the low teens, in the near term in current coupon TBA • Estimate returns for Agency RMBS / flow MSR in low teens OPPORTUNITY SET IN OUR TARGET ASSETS REMAINS ATTRACTIVE TODAY

Appendix 15

DIVIDEND YIELD(2) Financial Performance 16 COMPREHENSIVE INCOME (LOSS) QUARTERLY RETURN ON BOOK VALUE(1) BOOK VALUE AND DIVIDEND PER COMMON SHARE(2) (1) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by the book value as of the beginning of the period. (2) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter.

Q1-2021 Operating Performance Q1-2021 (In millions, except for per common share data) Core Earnings(1) Realized Gains (Losses) Unrealized MTM Total Interest income $ 56.1 $ — $ — $ 56.1 Interest expense 22.7 — — 22.7 Net interest income 33.4 — — 33.4 Gain (loss) on investment securities — 70.3 62.5 132.8 Servicing income 107.1 — — 107.1 (Loss) gain on servicing asset (63.3) — 390.7 327.4 Gain (loss) on interest rate swaps and swaptions 1.7 (6.3) (10.9) (15.5) Gain (loss) on other derivative instruments 18.9 (234.4) (60.6) (276.1) Other income (loss) 0.1 (5.8) — (5.7) Total other income (loss) 64.5 (176.2) 381.7 270.0 Expenses 36.2 4.4 — 40.6 Net income before income taxes 61.7 (180.6) 381.7 262.8 (Benefit from) provision for income taxes (1.3) (12.8) 36.8 22.7 Net income (loss) 63.0 (167.8) 344.8 240.1 Dividends on preferred stock 17.2 — — 17.2 Net income (loss) attributable to common stockholders $ 45.8 $ (167.8) $ 344.8 $ 222.9 Weighted average earnings (loss) per basic common share $ 0.17 $ (0.62) $ 1.26 $ 0.81 17 (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

Q4-2020 Operating Performance 18 Q4-2020 (In millions, except for per common share data) Core Earnings(1) Realized Gains (Losses) Unrealized MTM Total Interest income $ 72.5 $ — $ — $ 72.5 Interest expense 22.6 — — 22.6 Net interest income 49.9 — — 49.9 Gain (loss) on investment securities — 47.6 (10.2) 37.4 Servicing income 100.5 — — 100.5 (Loss) gain on servicing asset (59.4) (0.5) 62.4 2.5 Gain (loss) on interest rate swaps and swaptions 2.0 (2.6) (14.1) (14.7) Gain (loss) on other derivative instruments 43.5 74.1 (36.3) 81.3 Other income 0.1 0.4 — 0.5 Total other income 86.7 119.0 1.8 207.5 Expenses 37.3 5.1 — 42.4 Net income before income taxes 99.3 113.9 1.8 215.0 (Benefit from) provision for Income taxes (1.7) (0.9) 6.4 3.8 Net income (loss) 101.0 114.8 (4.6) 211.2 Dividends on preferred stock 19.0 — — 19.0 Net income (loss) attributable to common stockholders $ 82.0 $ 114.8 $ (4.6) $ 192.2 Weighted average earnings (loss) per basic common share $ 0.30 $ 0.42 $ (0.02) $ 0.70 (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

GAAP to Core Earnings Reconciliation(1) Reconciliation of GAAP to non-GAAP Information Three Months Ended Three Months Ended (In thousands, except for per common share data) December 31, 2020 March 31, 2021 Reconciliation of Comprehensive income to Core Earnings: Comprehensive income (loss) attributable to common stockholders $ 113,481 $ (48,512) Adjustment for other comprehensive loss attributable to common stockholders: Unrealized loss on available-for-sale securities 78,739 271,453 Net income attributable to common stockholders $ 192,220 $ 222,941 Adjustments for non-core earnings: Realized gain on securities (52,082) (69,194) Unrealized loss (gain) on securities 10,210 (62,539) Provision for (reversal of) credit losses 4,509 (1,135) Realized and unrealized gain on mortgage servicing rights (61,968) (390,704) Realized loss on termination or expiration of swaps and swaptions 2,546 6,350 Unrealized loss on interest rate swaps, caps and swaptions 14,096 10,899 (Gain) loss on other derivative instruments (37,752) 294,952 Other (income) loss (399) 5,817 Change in servicing reserves 1,591 661 Non-cash equity compensation expense 2,243 1,790 Other nonrecurring expenses 1,541 1,971 Change in restructuring charges (294) — Net provision for income taxes on non-Core Earnings 5,546 24,021 Core Earnings attributable to common stockholders(1) $ 82,007 $ 45,830 Weighted average basic common shares 273,699,079 273,710,765 Core Earnings per weighted average basic common share $ 0.30 $ 0.17 19 (1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive loss attributable to common stockholders, excluding “realized and unrealized gains and losses” (impairment losses, provision for credit losses, realized and unrealized gains and losses on the aggregate portfolio, reserve expense for representation and warranty obligations on MSR, non-cash compensation expense related to restricted common stock, other nonrecurring expenses and restructuring charges). As defined, Core Earnings includes net interest income, accrual and settlement of interest on derivatives, dollar roll income on TBAs, servicing income, net of estimated amortization on MSR, management fees and recurring cash related operating expenses. Dollar roll income is the economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. Core Earnings provides supplemental information to assist investors in analyzing the Company’s results of operations and helps facilitate comparisons to industry peers.

Portfolio Metrics 20 AGENCY RMBS CPR(1) MSR CPR (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (2) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. AGENCY PORTFOLIO COMPOSITION 30-Year Fixed 4.0% 22.1% 30-Year Fixed 3.0% 19.1% 30-Year Fixed 5% & above 4.6% IO & Inverse IO 4.6% Other P&I(2) 0.9% 30-Year Fixed 4.5% 19.7% 30-Year Fixed 3.5% 16.9% 30-Year Fixed < 2.5% 12.1%

# Agency RMBS Portfolio

| | | Par Value ($ millions) | | Market Value ($ millions) | Weighted Average CPR | % Prepay Protected[1] | | Amortized Cost Basis ($ millions) | Gross Weighted Average Coupon | Weighted Average Age (Months) |
|---|---|---|---|---|---|---|---|---|---|---|
| **30-Year fixed** | | | | | | | | | | |
| 2.5% & below | $ | 1,353 | $ | 1,393 | 9.8 % | 100.0 % | $ | 1,425 | 3.4 % | 9 |
| 3.0% | | 2,088 | | 2,204 | 25.0 % | 100.0 % | | 2,150 | 3.8 % | 17 |
| 3.5% | | 1,809 | | 1,943 | 35.3 % | 100.0 % | | 1,889 | 4.3 % | 21 |
| 4.0% | | 2,324 | | 2,544 | 39.9 % | 100.0 % | | 2,419 | 4.6 % | 39 |
| 4.5% | | 2,035 | | 2,267 | 36.8 % | 100.0 % | | 2,145 | 5.0 % | 39 |
| ≥ 5.0% | | 467 | | 530 | 33.7 % | 98.3 % | | 495 | 5.8 % | 69 |
| | | 10,076 | | 10,881 | 31.6 % | 99.9 % | | 10,523 | 4.4 % | 29 |
| | | | | | | | | | | |
| **Other P&I[2]** | | 94 | | 107 | 10.7 % | — % | | 104 | 6.6 % | 229 |
| **IOs and IIOs[3]** | | 4,683 | | 530 | 15.7 % | — % | | 466 | 3.9 % | 51 |
| **Total Agency RMBS** | $ | 14,853 | $ | 11,518 | | 94.4 % | $ | 11,093 | | |

| | | Notional Amount ($ millions) | | Bond Equivalent Value ($ millions)[4] | Through-the-Box TBA Speeds[5] |
|---|---|---|---|---|---|
| **TBA Positions** | | | | | |
| 2.5% & below | $ | 2,375 | $ | 2,423 | 19.2 % |
| 3.0% | | 1,275 | | 1,328 | 59.7 % |
| 3.5% | | — | | — | 59.7 % |
| 4.0% | | — | | — | 56.7 % |
| 4.5% | | — | | — | 63.1 % |
| 5.0% | | 1,150 | | 1,274 | 58.0 % |
| **Net TBA position** | $ | 4,800 | $ | 5,025 | |

(1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores.
(2) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools.
(3) Represents market value of $476.9 million of IOs and $53.8 million of Agency Derivatives.
(4) Bond equivalent value is defined as the notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP.
(5) Three month prepayment speeds of delivered TBA contracts, average of J.P. Morgan, Credit Suisse, and Citi data.

21

# Mortgage Servicing Rights Portfolio[1]

| | Number of Loans | Unpaid Principal Balance ($ in millions) | % Fannie Mae | Gross Weighted Average Coupon Rate | Weighted Average Loan Age (months) | Weighted Average Original FICO[2] | Weighted Average Original LTV | 60+ Day Delinquencies | 3-Month CPR | Net Servicing Fee (bps) |
|---|---|---|---|---|---|---|---|---|---|---|
| **30-Year Fixed** | | | | | | | | | | |
| ≤ 3.25% | 132,763 | $ 44,605 | 48% | 2.8% | 5 | 767 | 73% | 0.2% | 10.1% | 25.4 |
| 3.25% - 3.75% | 140,014 | 36,576 | 67% | 3.5% | 30 | 762 | 73% | 1.6% | 38.6% | 26.3 |
| 3.75% - 4.25% | 163,680 | 36,185 | 64% | 3.9% | 48 | 756 | 76% | 4.0% | 49.3% | 27.5 |
| 4.25% - 4.75% | 113,561 | 22,047 | 66% | 4.4% | 48 | 740 | 78% | 6.5% | 48.1% | 26.5 |
| 4.75% - 5.25% | 56,897 | 10,054 | 67% | 4.9% | 42 | 725 | 79% | 8.9% | 45.4% | 27.7 |
| > 5.25% | 22,902 | 3,439 | 70% | 5.5% | 40 | 706 | 80% | 11.2% | 41.7% | 30.7 |
| | 629,817 | 152,907 | 61% | 3.7% | 31 | 755 | 75% | 3.2% | 39.0% | 26.5 |
| **15-Year Fixed** | | | | | | | | | | |
| ≤ 2.25% | 7,189 | 2,471 | 91% | 2.0% | 2 | 779 | 59% | —% | 6.7% | 25.0 |
| 2.25% - 2.75% | 27,396 | 7,193 | 70% | 2.4% | 7 | 777 | 59% | 0.1% | 17.6% | 25.6 |
| 2.75% - 3.25% | 46,480 | 8,069 | 71% | 2.9% | 38 | 770 | 62% | 1.0% | 29.4% | 26.1 |
| 3.25% - 3.75% | 33,521 | 4,604 | 72% | 3.4% | 49 | 758 | 65% | 2.2% | 35.0% | 27.5 |
| 3.75% - 4.25% | 16,196 | 1,892 | 64% | 3.9% | 46 | 744 | 66% | 3.3% | 35.3% | 29.0 |
| > 4.25% | 8,313 | 833 | 63% | 4.5% | 37 | 730 | 66% | 3.6% | 39.1% | 31.2 |
| | 139,095 | 25,062 | 72% | 2.9% | 28 | 767 | 62% | 1.1% | 28.3% | 26.5 |
| **Total ARMs** | 4,255 | 1,046 | 62% | 3.2% | 49 | 762 | 68% | 4.4% | 44.9% | 25.3 |
| **Total Portfolio** | 773,167 | $ 179,014 | 62% | 3.6% | 30 | 757 | 73% | 2.9% | 37.7% | 26.5 |

(1) Excludes residential mortgage loans for which the company is the named servicing administrator.
(2) FICO represents a mortgage industry accepted credit score of a borrower.

22

Financing 23 (1) Weighted average of 5.9 months to maturity. (2) Revolving credit facilities secured by MSR and other assets may be over-collateralized due to operational considerations. $ in millions Outstanding Borrowings and Maturities(1)(3) Repurchase Agreements Revolving Credit Facilities Term Notes Payable Convertible Notes Total Outstanding Borrowings Percent (%) Within 30 days $ 2,588.8 $ — $ — $ — $ 2,588.8 20.0% 30 to 59 days 1,935.5 — — — 1,935.5 15.0% 60 to 89 days 1,498.9 — — — 1,498.9 11.6% 90 to 119 days 1,301.5 118.6 — — 1,420.1 11.0% 120 to 364 days 4,351.4 274.8 — 143.3 4,769.5 36.9 % One to three years — 50.0 — — 50.0 0.3 % Three to five years — — 395.9 280.1 676.0 5.2% $ 11,676.1 $ 443.4 $ 395.9 $ 423.4 $ 12,938.8 100.0 % Collateral Pledged for Borrowings(3) Repurchase Agreements Revolving Credit Facilities(2) Term Notes Payable Convertible Notes Total Collateral Pledged Percent (%) Available-for-sale securities, at fair value $ 11,459.9 $ — $ — n/a $ 11,459.9 86.4 % Derivative assets, at fair value 53.8 — — n/a 53.8 0.4 % Mortgage servicing rights, at fair value — 883.9 847.8 n/a 1,731.7 13.0 % Other assets (includes servicing advances) — 26.0 — n/a 26.0 0.2% $ 11,513.7 $ 909.9 $ 847.8 n/a $ 13,271.4 100.0%

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity Years Payers 2021 $ — — % — % — 2022 7.4 0.042% 0.060% 1.4 2023 2.3 0.023% 0.060% 2.2 2024 — — % — % — 2025 and after 1.7 0.358% 0.079% 6.7 $ 11.4 0.085% 0.063% 2.4 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Receivers 2021 $ — — % — % — 2022 — — % — % — 2023 2.2 0.060% 0.118% 1.9 2024 — — % — % — 2025 and after $ 1.6 0.060% 0.608% 9.3 $ 3.8 0.060% 0.323% 5.0 Interest Rate Swaps 24 INTEREST RATE SWAPS